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                                  GENUS, INC.,

                                 as the Company

                                       and

                                   PURCHASERS,

                                as defined herein

                          SECURITIES PURCHASE AGREEMENT

                             Dated as of     , 2002
                                        -----



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
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION  1.  Purchase  and  Sale  of  Notes  and  Warrants  . . . . . . . . . 2

SECTION  2.  Purchaser's  Representations  and  Warranties  . . . . . . . . . 2

SECTION  3.  Representations  and  Warranties  of  the  Company . . . . . . . 6

SECTION  4.  Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . .  13

SECTION  5.  Conditions  to  the  Company's  Obligation  to  Close. . . . .  15

SECTION  6.  Conditions  to  Each  Purchaser's  Obligation  to Purchase . .  15

SECTION  7.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . .  17


                                          SCHEDULES

Schedule  A . . . . . . . . . . . . . Wire Instructions
-----------
Schedule  B . . . . . . . . . . . . . Parties to Assignment of Rights Agreement
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Schedule  3(a). . . . . . . . . . . . Subsidiaries
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Schedule  3(k). . . . . . . . . . . . Absence of Certain Changes
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Schedule  3(o). . . . . . . . . . . . Indebtedness and Other Contracts
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Schedule  3(v). . . . . . . . . . . . Transactions with Affiliates
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                                          EXHIBITS
Exhibit  A  . . . . . . . . . . . . . Schedule of Purchasers
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Exhibit  B  . . . . . . . . . . . . . Form of Note
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Exhibit  C  . . . . . . . . . . . . . Form of Warrant
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Exhibit  D  . . . . . . . . . . . . . Form of Registration Rights Agreement
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Exhibit  E  . . . . . . . . . . . . . Form of Legal Opinion
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Exhibit  F  . . . . . . . . . . . . . Form of Secretary's Certificate
----------

                          SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of     , 2002,
                                                                  ----
by and among Genus, Inc., a California corporation (the "Company"), and the Purchasers listed on the Schedule of Purchasers attached hereto as Exhibit A (individually, a "Purchaser" and, collectively, the "Purchasers"). THE PARTIES TO THIS AGREEMENT enter into this Agreement on the basis of the following facts, intentions and understandings:
A. In accordance with the terms and conditions of this Agreement, the Company has agreed to issue and sell, and the Purchasers severally have agreed to purchase (i) the Company's Convertible Subordinated Notes due 2005 in an
aggregate amount equal to $      (the "Initial Amount") less the Displacement
                           ------
Amount (as defined in Section 7(s) hereto), if any (such difference being the "Aggregate Principal Amount"), (such notes, in the form attached hereto as Exhibit B, as the same may be amended, modified or supplemented from time to
---------
time in accordance with the terms thereof, the "Notes") that shall be convertible into shares of the common stock, no par value (the "Common Stock"), of the Company on the terms set forth in the Notes and (ii) Warrants (such Warrants, in the form attached hereto as Exhibit C, as the same may be amended,
                                         ---------
modified or supplemented from time to time in accordance with the terms thereof, the "Warrants"). The shares of Common Stock issuable upon exercise of the Notes are referred to herein collectively as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares," and the Conversion Shares and the Warrant Shares are referred to herein as the "Underlying Shares." The Notes, the Warrants, and the Underlying Shares are referred to herein as the "Securities."
B. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit D (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Registration Rights Agreement") pursuant to which the Company has agreed to provide the Purchasers with the benefit of certain registration rights with respect to the Underlying Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, on the terms and subject to the conditions set forth therein. This Agreement, the Notes, the Warrants, the Registration Rights Agreement, and the Assignment of Rights Agreements by and among the parties hereto and each of the persons listed on Schedule B hereto
                                                           ----------
(each  an  "ASSIGNMENT  OF  RIGHTS  AGREEMENT")(which  Schedule  B  shall  be
                                                       -----------
supplemented from time to time by the Company in accordance with Section 4(j)) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (the "Transaction") are referred to herein as the "Transaction Documents."
NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Purchasers severally and not jointly hereby agree as follows:

PURCHASE AND SALE OF NOTES AND WARRANTS

Closing of Notes and Warrants
-----------------------------
Upon the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 of this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser severally and not jointly agrees to purchase from the Company, the respective principal amount of Notes, together with the related Warrants, equal to the product of (A) the percentage set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A multiplied by
                                                      ---------
(B) the Aggregate Principal Amount (the "Closing"). The Company shall issue to each Purchaser $1,000 principal amount (or such other amount as specified by any
such Purchaser) of the Notes and Warrants to purchase        Warrant Shares for
                                                      ------
each $1,000 tendered by such Purchaser (subject to adjustment for stock splits, stock dividends and similar transactions). The conversion price for the Notes and the exercise price (the "Conversion/Exercise Price") for the Warrants shall be 105.19% of the Closing Price determined in the manner set forth in Section 1(a)(3) below. The date and time of the Closing (the "Closing Date") shall be 12:00 p.m., California time, on August 14, 2002 (or such other date as the parties may specify), subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 of this Agreement. The Closing shall occur on the Closing Date at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304.
For the purposes of this Agreement, the "Closing Price" shall be the lesser of
(i) the closing bid price of the Company's Common Stock as quoted on Bloomberg Financial Markets for the one (1) Trading Day immediately preceding the date hereof or (ii) the average of the closing bid price of the Company's Common Stock as quoted on Bloomberg Financial Markets for each of the five (5) consecutive Trading Days immediately preceding the date hereof. A "Trading Day" means a day during which trading in securities generally occurs on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, on the principal other national or regional securities exchange on which the Common Stock then is listed or, if the Common Stock is not listed on a national or regional securities exchange, on the National Association of Securities Dealers Automated Quotation System, on the principal other market on which the Common Stock is then traded; provided, however, that "Trading Day shall not include any day (an "excluded day") during which trading in the Common Stock is suspended for more than three hours between 9:30 a.m. (New York time) and 4:00 p.m. (New York time).

Form  of  Payment.  On  the  Closing Date, (i) each Purchaser shall pay the
-----------------
Company for the Notes and the Warrants to be issued and sold to such Purchaser on such Closing Date, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule A, less reasonable expenses to the extent required by Section 4(g) of
----------
this Agreement and (ii) the Company shall deliver to each Purchaser properly authenticated Notes representing the principal amount of Notes and the corresponding number of Warrants, duly executed on behalf of the Company and registered in the name of such Purchaser, that the Purchaser is purchasing from the Company pursuant to this Agreement.

PURCHASER'S REPRESENTATIONS AND WARRANTIES. Each Purchaser represents and warrants to the Company with respect to only itself that as of the date hereof and the Closing Date:

Investment Purpose.  Such Purchaser (i) is acquiring the Notes and the Warrants,
------------------
(ii) upon conversion of the Notes owned by it, will acquire the Conversion Shares then issuable upon conversion thereof, and (iii) upon exercise of the Warrants held by it, will acquire the Warrant Shares then issuable upon exercise thereof for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided,
                                                                   --------
however, that by making the representations herein, such Purchaser does not
-------
agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time; provided, further,
                                                             --------  -------
that such disposition shall be in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

Accredited Investor Status.  Such Purchaser is an "accredited investor" as that
--------------------------
term is defined in Rule 501(a) of Regulation D under the Securities Act as of the date of this Agreement and was not organized for the specific purpose of acquiring the Securities.

Reliance on Exemptions.  Such Purchaser understands that the Securities are
----------------------
being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and in the applicable Note or Warrant in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

Information.  Such Purchaser believes it (i) has been furnished with or believes
-----------
it has had full access to all of the information that it considers necessary or appropriate for deciding whether to purchase the Securities, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, (iii) can bear the economic risk of a total loss of its investment in the Securities and (iv) has such knowledge and experience in business and financial matters so as to enable it to understand the risks of and form an investment decision with respect to its investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall limit, modify, amend or affect the Company's representations and warranties contained in this Agreement and the Purchaser's right to rely thereon.

No Governmental Review. Such Purchaser understands that no United States federal
----------------------
or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Transfer or Resale.  Such Purchaser understands that, except as provided in the
------------------
Registration Rights Agreement, none of the Securities have been or will be registered under the Securities Act or any state securities laws, and the Securities may not be offered for sale, sold, assigned or transferred without registration under the Securities Act or an exemption therefrom and that, in the absence of an effective registration statement under the Securities Act, such Securities may only be sold under certain circumstances as set forth in the Securities Act.

Legends.
-------
Such Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision), such Notes and Warrants (and all securities issued in exchange therefor or in substitution thereof, other than Underlying Securities, which shall bear the legend set forth in Section 2(g)(2) of this Agreement, if applicable) shall bear a legend in substantially the following form:

          THE  SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
          THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.
The legend set forth above shall be removed and the Company shall issue a new Note or Warrant, as appropriate, of like tenor and aggregate principal amount or number of shares, as appropriate, and which shall not bear the restrictive legends required by this Section 2(g)(1), (i) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Notes or Warrants, as appropriate, may be made without registration under the Securities Act, or (ii) upon expiration of the two-year holding period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act in the event that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.

Such Purchaser understands that, until the end of the holding period under Rule 144(k) of the Securities Act (or any successor provision) with respect to the Underlying Shares issued upon conversion of the Notes or exercise of the Warrants, as the case may be, any stock certificate representing Underlying Shares issued upon conversion of the Notes or exercise of the Warrants shall bear a legend in substantially the following form unless the Notes submitted for conversion or the Warrants submitted for Cashless Exercises (as defined in the Warrants), as the case may be, do not bear the legend specified in Section 2(g)(1):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
          APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company shall issue the Underlying Securities without such legend to the holder of the Underlying Securities upon which it is stamped, (i) if such Underlying Securities have been resold or transferred pursuant to the registration statement contemplated by the Registration Rights Agreement and the registration statement was effective at the time of such transfer, (ii) if, in connection with a sale transaction, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale, assignment, pledge or transfer of the Securities may be made without registration under the Securities Act, or
(iii) upon expiration of the two-year period under Rule 144(k) of the Securities Act (or any successor rule). The Company shall not require such opinion of counsel for the sale of Securities in accordance with Rule 144 of the Securities Act, provided that the Seller provides such representations that the Company shall reasonably request confirming compliance with the requirements of Rule 144.
Such Purchaser understands that, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to change the two-year period under Rule 144(k) (or the corresponding period under any successor rule),
(i) each reference in Sections 2(g)(1) and 2(g)(2) of this Agreement to "two (2) years" or the "two-year period" shall be deemed for all purposes of this Agreement to be references to such changed period, and (ii) all corresponding references in the Securities shall be deemed for all purposes to be references to the changed period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws.

Authorization; Enforcement; Validity. The Transaction Documents have been
------------------------------------
duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms, subject as to enforceability to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as the indemnification agreements of such Purchasers may be legally unenforceable.

Residency.  Such Purchaser is a resident of that country or state specified in
---------
its address on the Schedule of Purchasers attached hereto as Exhibit A.
                                                             ---------

Additional Acknowledgement.  Each Purchaser acknowledges that it has
--------------------------
independently evaluated the merits of the transactions contemplated by this Agreement, the Notes, the Registration Rights Agreement and the Warrants, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of
Section 13(d) of the Exchange Act. With the exception of Subsection 2(h), the Purchasers' representations and warranties made in this Section 2 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Notes and Warrants pursuant to this Agreement complies with applicable United States federal and state securities laws and not for any other purpose. Accordingly, other than Subsection 2(h), the Company should not rely on such representations and warranties for any other purpose.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Purchasers that as of the date hereof subject to such exceptions as set forth in a Disclosure Schedule:

Organization and Qualification.  The Company and its "Subsidiaries" (which, for
------------------------------
purposes of this Agreement, means any entity of which the Company, directly or indirectly, owns a majority of the capital stock or other equity or similar interests) are corporations, partnerships or limited liability companies duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated or organized, and have the requisite corporate or other power and authority to own their properties and to carry on their business as now being conducted. Copies of the Company's articles of incorporation and bylaws, and all amendments thereto, have been filed as exhibits to the Company's SEC Documents (as defined below), are in full effect and have not been modified. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation or partnership to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted and proposed to be conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such qualification. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, prospects, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. A complete list of Subsidiaries is set forth on Schedule 3(a).
                                                           -------------

Authorization; Enforcement; Validity.  The Company has all requisite corporate
------------------------------------
power and authority to enter into and perform its obligations under each of the Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors, and no further consent or authorization is required of the Company's Board of Directors or shareholders. The Transaction Documents have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. Each of the Assignment of Rights Agreements constitutes the valid and binding obligations of the person listed on Schedule B that is a party thereto, enforceable against such person in
----------
accordance with its terms, except as such enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Capitalization. As of the date hereof, the authorized capital stock of the
--------------
Company consists of (x) 50,000,000 shares of Common Stock, of which 27,642,939 shares are issued and outstanding, and (y) as of July 25, 2002, 6,505,006 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 580,696 shares are reserved for issuance pursuant to securities (other than the Notes, the Warrants, and shares reserved for issuance pursuant to the Company's stock option and purchase plans) exercisable or exchangeable for, or convertible into, shares of Common Stock, and (z) 2,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding, and 2,000,000 shares are reserved for issuance. All of such outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth or contemplated in the Company's SEC Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Except as disclosed in the Company's SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

Conversion Shares. The Conversion Shares have been duly and validly authorized
-----------------
and reserved and, when issued upon conversion of the Notes in accordance with the terms of the Notes, will be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, and the issuance of such Common Stock is not, and will not be, subject to any preemptive rights or similar rights.

Warrant Shares. The Warrant Shares have been duly and validly authorized and
--------------
reserved and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, and the issuance of such Common Stock is not, and will not be, subject to any preemptive rights or similar rights.

No Conflicts. The execution, delivery and performance of the Transaction
------------
Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the articles of incorporation or the bylaws of the Company; (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in violation of any material term of or in default under its (i) articles of incorporation, Bylaws or other organizational documents or (ii) any agreement, indenture or instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except where such violations and defaults in the case of (ii) above would not result, either individually or in the aggregate, in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect. Except as specifically contemplated by this Agreement, as required under the Securities Act or as required by Blue Sky filings, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. All consents, authorizations, orders, filings and registrations that the Company is required to obtain have been obtained or effected on or prior to the date hereof and copies of such consents, authorizations, orders, filings and registrations have been delivered to the Purchasers. The Company is not in violation of the listing requirements of the Principal Market. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.
     (g)          Dilutive Effect.  The Company understands and acknowledges
                  ---------------
that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.
     (h)          Application of Takeover Protections; Rights Agreement.  The
                  -----------------------------------------------------
Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchaser's ownership of the Securities.
     (i)          Acknowledgment Regarding Purchaser's Purchase of Securities.
                  -----------------------------------------------------------
The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (i) an officer or director of the Company, (ii) to the Company's knowledge an "affiliate" of the Company (as defined in Rule 144) or (iii) to the Company's knowledge a "beneficial owner" of more than 10% of the Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this transaction is based on its independent evaluation.

     (j)          SEC Documents; Financial Statements.  The Company has filed in
                  -----------------------------------
a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "Commission") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act") (all of the foregoing filed prior to or on the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of the date of filing of such SEC Documents, each such SEC Document, as it may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Document. None of the SEC Documents, as of the date filed and as they may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), correspond to the books and records of the Company and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended. No other written information provided by or on behalf of the Company to the Purchasers that is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading.

     (k)          Absence of Certain Changes.  Since December 31, 2001, there
                  --------------------------
has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, prospects, or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in the SEC Documents filed prior to the date hereof. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Except as disclosed in Schedule 3(k) hereto, since December 31, 2001 the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $3,000,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $3,000,000.

     (l)          S-3 Eligibility.  The Company satisfies the requirements
                  ---------------
for use of Form S-3 for registration of the resale of the Underlying Shares and does not have any knowledge or reason to believe that it does not satisfy such requirements or any knowledge of any fact that would reasonably result in it not satisfying such requirements. The Company has no reason to believe that its independent auditors will withhold their consent to the inclusion of their audit opinion concerning the Company's financial statements which shall be included in the Registration Statement (as defined in the Registration Rights Agreement).

     (m)          Absence of Litigation.  Except as disclosed in the SEC
                  ---------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against the Company or any of the Subsidiaries or any of the Company's or the Subsidiaries' officers or directors in their capacities as such.

     (n)          No Integrated Offering.  Neither the Company, nor any of its
                  ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, any applicable state securities laws or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (o)          Indebtedness and Other Contracts.  Except as disclosed in
                  --------------------------------
Schedule 3(o), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement, instrument or Indebtedness, except where such violations and defaults would not result, either individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument, the performance of which, in the judgement of the Company's officers, has or is expected to have a Material Adverse Effect. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
(z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

     (p)          Intellectual Property Rights.  The Company and its
                  ----------------------------
Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, trade dress, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, technology licenses, approvals, governmental authorizations, trade secrets, and other intellectual property rights (collectively, "Intellectual Property") necessary to conduct their respective businesses as now conducted and as currently contemplated to be conducted by them as described in the SEC Documents, except where the failure to currently own or possess such Intellectual Property would not have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property rights of others, or of any development of similar or identical trade secrets or technical information by others. Except as disclosed in the SEC Documents, there is no claim, action or proceeding being made by the Company or its Subsidiaries regarding the Intellectual Property rights of the Company or its Subsidiaries or, to the Company's knowledge, being brought or currently threatened against the Company or its Subsidiaries regarding the Intellectual Property rights of or the use of any Intellectual Property of any third party by the Company or its Subsidiaries that, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Effect.

     (q)          Insurance.  The Company and each of its Subsidiaries are and
                  ---------
will continue to be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are commensurate with similarly situated companies engaged in businesses similar to those of the Company and its Subsidiaries.

     (r)          Regulatory Permits.  The Company and its Subsidiaries possess
                  ------------------
all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted

(the "Permits"), and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such Permit.

     (s)          Tax Status.  The Company and each of its Subsidiaries (i) has
                  ----------
made or filed all federal and state income and all other tax returns, reports and declarations required by any taxing authority of any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges due with respect to the periods covered by such returns, reports and declarations, except those being contested in good faith and for which the Company has made appropriate reserves on its books, (iii) has paid or set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations (referred to in clause (i) above) apply and (iv) has paid all stock transfer or other taxes that are required to be paid in connection with sale and issuance of the Securities. There are no unpaid taxes that are individually or in the aggregate material in amount and that are claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (t)          Foreign Corrupt Practices.  Neither the Company nor any of its
                  -------------------------
Subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company or any Subsidiary, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     (u)          No Manipulation of Stock.  The Company has not taken and will
                  ------------------------
not, in violation of applicable law, take, any action outside the ordinary course of its business designed to or that might reasonably be expected to cause or result in unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

     (v)          Transactions With Affiliates.  Other than the grant of stock
                  ----------------------------
options pursuant to the Company's employee benefit plans, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than in connection with the provision of services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner, such that the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

     (w)          Brokers and Finders.  Neither the Company, nor any of its
                  -------------------
affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. Except for fees payable to SG Cowen as placement agent for the Securities, no broker's, finder's or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

     (x)          Accountants.  PricewaterhouseCoopers LLP, which has expressed
                  -----------
its opinion with respect to the financial statements set forth in the Company's annual report on Form 10-K for the year ended December 31, 2001, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

     (y)          Not Investment Company.  The Company is not an "investment
                  ----------------------
company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

     (z)          Title.  The Company and each of its Subsidiaries has good and
                  -----
marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company and its Subsidiaries.

     (aa)          No Labor Dispute.  No labor disturbance by the employees of
                   ----------------
the Company exists or, to the knowledge of the Company, is imminent, which would be reasonably likely, individually or in the aggregate, to have a Material
Adverse Effect.   Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good.

     (bb)          Option Rights.  Schedule B accurately sets forth the
                   -------------   ----------
percentage of all outstanding Option Rights (as defined in the Assignment of Rights Agreements) assigned by each of the Persons listed on Schedule B to the
                                                             ----------
Purchasers pursuant to the Assignment of Rights Agreements entered into by such Person.

COVENANTS.

Obligations.  Each party shall use its best efforts to timely satisfy each of
-----------
the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

Form D and Blue Sky.  The Company agrees to file timely a Form D with the
-------------------
Commission with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall timely make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

Use of Proceeds.  The Company intends to use the net proceeds from the sale of
---------------
the Notes and the Warrants for working capital and general corporate purposes.

Reporting Status.  Until the date on which the Holders (as defined in the
----------------
Registration Rights Agreement) shall have sold all the Conversion Shares and the Warrant Shares and none of the Notes or Warrants is outstanding, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

Reservation of Shares.  The Company shall take all action necessary to at all
---------------------
times have authorized and reserved for the purpose of issuance the number of shares of Common Stock (the "Reservation Amount") needed to provide for the issuance of the Underlying Shares.

Listing.  The Company shall promptly use its best efforts to secure the listing
-------
of all of the Conversion Shares and the Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and, shall maintain, so long as any of the Purchasers hold any of the Securities, such listing of all the Conversion Shares and the Warrant Shares from time to time issuable under the terms of the Transaction Documents. So long as any Securities are outstanding, the Company shall maintain the Common Stock's authorization for quotation or listing on The New York Stock Exchange, Inc. (the "NYSE"), the American Stock Exchange, Inc. ("AMEX") or The Nasdaq National Market ("NASDAQ") (as applicable, the "Principal Market"). The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

Expenses.  At the Closing, the Company shall reimburse the Purchasers for the
--------
Purchasers' reasonable out-of-pocket expenses incurred in connection with the consummation of the transactions contemplated by this Agreement, which amount shall be deducted from the purchase price at the Closing. Any such reimbursement by the Company, however, shall not exceed $30,000 in the aggregate and, in the event the consummation of the transactions contemplated by this Agreement does not occur, any such reimbursement by the Company shall not exceed $10,000 in the aggregate.

Violation of Laws.  The business of the Company and its Subsidiaries shall not
-----------------
be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

Limits on Additional Issuances.  The Company shall not, until the later of (i)
------------------------------
180 days after the Closing or (ii) the date on which the Shelf Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement is declared effective by the Commission, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or any security directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price per share less than the Conversion Price as defined in the Notes (the "Equity Limitation"). The Equity Limitation shall not apply (i) to the issuance of Conversion Shares or Warrant Shares, as the case may be, pursuant to the Notes or the Warrants, (ii) to the issuance of securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof and without giving effect to any amendments thereto after the date hereof, (iii) if holders representing a majority of the outstanding principal amount of the Notes give their prior written consent to such issuance or sale,
(iv) if the issuance is pursuant to employee benefits plans approved by the Company's Board of Directors, (v) to the filing of a Registration Statement on Form S-8, (vi) if the securities are issued for consideration other than cash in connection with a bona fide business acquisition by the Company whether by merger, consolidation, purchase of assets, sale or exchange of stock or otherwise; or (vii) if the issuance is in connection with a commercial banking arrangement, equipment financing, or corporate strategic partner transactions involving issuances to, or commercially reasonable financing from, a significant supplier, customer, or consultant; provided, however, that with respect to strategic partnerships, the primary purpose of such transaction is not to raise equity capital.
(j)     Additional Assignment of Rights Agreements.  In the event that any
        ------------------------------------------
additional Assignment of Rights Agreements are entered into after the date hereof, but prior to the Closing Date, the Company shall, prior to the Closing Date, supplement Schedule B to reflect all such additional Assignment of Rights Agreements.

CONDITIONS TO THE COMPANY'S OBLIGATION TO CLOSE. The obligation of the Company to issue and sell the Notes and the Warrants to each respective Purchaser at the Closing is subject to the satisfaction, at or before each respective Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing such Purchaser with prior written notice thereof:

Transaction Documents.  Such Purchaser shall have executed each of the
---------------------
Transaction Documents to which it is a party and delivered the same to the Company.

Payment of Purchase Price.  Such Purchaser shall have delivered to the Company
-------------------------
the purchase price for the Notes and the Warrants being purchased by such Purchaser at the Closing by the Closing Date by wire transfer of immediately available funds pursuant to the wire instructions attached hereto as Schedule A.
                                                                     ----------

Representations and Warranties; Covenants.  The representations and warranties
-----------------------------------------
of such Purchaser shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)), and such Purchaser shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE. The obligation of each Purchaser hereunder to purchase the Notes and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

Transaction Documents.  The Company shall have executed each of the Transaction
---------------------
Documents and delivered the same to such Purchaser.

No Delisting of Common Stock.  The Common Stock (i) shall be designated for
----------------------------
quotation or listed on the Principal Market and (ii) shall not have been suspended by the Commission or the Principal Market from trading on the Principal Market nor shall suspension by the Commission or the Principal Market have been threatened either (A) in writing by the Commission or the Principal Market or (B) by the Company falling below the minimum listing maintenance requirements of the Principal Market; and the Conversion Shares issuable upon conversion of the Notes (without regard to any limitations on conversions) and the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitations on exercises) shall be designated for quotation or listed upon the Principal Market.

Representations and Warranties; Covenants.  The representations and warranties
-----------------------------------------
of the Company shall be true, correct and complete in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date (which shall be true, correct and complete as of such date)) and the Company shall have performed, satisfied and complied with in all respects the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the principal executive officer and principal financial officer of the Company, dated as of the Closing Date, to the foregoing effect.

Minimum Subscription and Delivery of Notes and Warrants.  On the Closing Date
-------------------------------------------------------
the Purchasers shall have tendered to the Company for the purchase of the Notes and Warrants at least $_______in cash by the Closing Date, and the Company shall have executed and delivered to such Purchaser an aggregate of $_______ of the Notes and the Warrants for the Notes and the Warrants being purchased by such Purchaser at the Closing and shall have executed the requisite Transaction Documents required for the Closing.

Reservation of Common Stock.  As of the Closing Date, the Company shall have
---------------------------
reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, 13,000,000 shares of its Common Stock.

Good Standing Certificates.  The Company shall have delivered to such Purchaser
--------------------------
a certificate evidencing the incorporation and good standing of the Company in California issued by the Secretary of State of California as of a recent date.

Secretary's Certificate.  The Company shall have delivered to such Purchaser a
-----------------------
secretary's certificate, in the form attached hereto as Exhibit F and dated as
                                                        ---------
of the Closing Date, certifying as to (i) adoption without subsequent modification or amendment of the form of resolutions of the Board of Directors of the Company consistent with Section 3(b) of this Agreement, (ii) the articles of incorporation of the Company as in effect at the Closing and
(iii) the bylaws of the Company as in effect at the Closing.

Articles.  The Company shall have delivered to such Purchaser a certified copy
--------
of the Articles of Incorporation as certified by the Secretary of State of the State of California within 15 days of the date hereof.

Filings; Authorizations.  The Company shall have made all filings under all
-----------------------
applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws, and shall have obtained all authorizations, approvals and permits necessary to consummate the transactions contemplated by the Transaction Documents.

Transfer Agent Certificate. The Company shall have delivered to such Purchaser a
--------------------------
letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within 10 Business Days of the Closing Date.

No Injunctions.  No temporary restraining order, preliminary or permanent
--------------
injunction or other order or decree, and no other legal restraint or prohibition shall exist which prevents or arguably prevents the consummation of the transactions contemplated by the Transaction Documents, nor shall any proceeding have been commenced or threatened with respect to the foregoing.

No Material Adverse Effect.  Between the time of execution of this Agreement and
--------------------------
the Closing Date, (i) no Material Adverse Effect shall occur or become known (whether or not arising in the ordinary course of business) and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company.

Legal Opinion.  The Company shall have delivered a legal opinion from legal
-------------
counsel to the Company, in the form attached hereto as Exhibit E.
                                                       ---------

Miscellaneous.

Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be
-------------------------------------------------
deemed to be a contract made under the laws of the Sate of New York, and for all purposes shall be, governed by, and considered in accordance with, the law of the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Counterparts.  This Agreement may be executed in identical counterparts, each of
------------
which shall be deemed an original but all of which together shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Headings.  The headings of this Agreement are for convenience of reference only
---------
and shall not limit or otherwise affect the meaning hereof.

Entire Agreement.  This Agreement, the Registration Rights Agreement, the Notes
----------------
and the Warrants and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Registration Rights Agreement, the Notes and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

Amendments.  This Agreement may not be modified or amended except pursuant to an
----------
instrument in writing signed by the Company and the holders of Notes representing at least sixty percent (60%) of the aggregate principal amount of the Notes then outstanding.

Waivers.  No provision of this Agreement may be amended or waived other than by
-------
an instrument in writing signed by the Company and the holders of at least sixty percent (60%) of the outstanding Underlying Shares, such determination to include Underlying Shares issuable upon conversion or exercise of the Notes or Warrants, as the case may be. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

Notices.  Any notices, consents, waivers or other communications required or
-------
permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided that such notice is also delivered via regular mail; or (iii) 1 Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
                         Genus, Inc.
                         1139 Karlstad Drive
                         Sunnyvale, CA 94089
                         Telephone: (408) 747-7120
                         Facsimile: (408) 747-7199
                         Attention: Shum Mukherjee, CFO
with a copy to:
                         Wilson Sonsini Goodrich & Rosati
                         650 Page Mill Road
                         Palo Alto, CA 94304
                         Telephone: (650) 493-9300
                         Facsimile: (650) 493-6811
                         Attention: Mark Casillas, Esq.
If to a Purchaser, to its address and facsimile number set forth on the signature page hereto executed by it, with copies to such Purchaser's representatives as set forth thereon, or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party 5 days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttal evidence of personal service, receipt by facsimile, receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Further Assurances.  Each party shall do and perform, or cause to be done and
------------------
performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Third-Party Beneficiaries.  This Agreement is intended for the benefit of the
-------------------------
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Severability.  If any provision of this Agreement shall be invalid or
------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Successors and Assigns.  This Agreement shall be binding upon and inure to the
----------------------
benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of all the Purchasers. Any Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchasers.

Survival.  Unless this Agreement is terminated under Section 7(n) of this
--------
Agreement, the representations and warranties of the Company and the Purchasers contained in Sections 2 and 3 of this Agreement and the agreements and covenants set forth in Sections 4 and 7 of this Agreement shall survive until such time as no Securities remain outstanding. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

Publicity.  On or before the first business day following the Closing Date, the
---------
Company shall file a Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement, the form of Note, the form of Warrant and the Registration Rights Agreement, provided that the signature pages and all references to the names of the Purchasers shall be redacted) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). No press release by the Company shall disclose the identity of any Purchaser without such Purchaser's prior written consent. The Company shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated by the Transaction Documents.

Termination.  In the event that the Closing shall not have occurred with respect
-----------
to a Purchaser on or before 15 Business Days from the date hereof due to the Company's or such Purchaser's failure to satisfy the conditions set forth in Sections 5 and 6 of this Agreement (and the nonbreaching party's failure to waive such unsatisfied conditions), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party, and the Company shall return any and all funds paid hereunder to the applicable Purchaser no later than the close of business on the Business Day following such termination; provided, however, that if this Agreement is terminated pursuant to this Section 7(n), the Company shall remain obligated to reimburse any nonbreaching Buyer for the expenses described in Section 4(f) of this Agreement.

Placement Agent.  The Company acknowledges that it has engaged SG Cowen as
---------------
placement agent in connection with the sale of the Notes and the Warrants. The Company shall be responsible for the payment of all placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

Remedies.  Each Purchaser and each holder of the Securities shall have all
--------
rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

Indemnification.  In consideration of each Purchaser's execution and delivery of
---------------
the Transaction Documents and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action, suit or claim brought or made against such Indemnitee (other than a cause of action, suit or claim which (x) is brought or made by the Company and (y) is not a shareholder derivative suit) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7(q) shall be the same as those set forth in the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's rights to assume the defense of claims.

Payment Set Aside.  To the extent that the Company makes a payment or payments
-----------------
to the Purchasers hereunder or pursuant to any of the other Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
(s)     Displacement.  In the event that any of the investors signatory to the
        ------------
Securities Purchase Agreement dated January 17, 2002 (the "JANUARY PURCHASE AGREEMENT"), by and among the Company and such investors (the "JANUARY INVESTORS"), exercise their option provided in Section 5(g) of the January Purchase Agreement (the "OPTION RIGHTS") such that, after given effect to the exercise by the Purchasers of the Option Rights assigned to them pursuant to the Assignment of Rights Agreements (the "ASSIGNED OPTIONS"), such January Purchaser have the right to purchase a portion of the Initial Amount of the Notes (such portion of the Initial Amount that the January Purchasers have the right to purchase being referred to as the "DISPLACEMENT AMOUNT"), then in lieu of purchasing such Displacement Amount each Purchaser shall be issued Warrants in the form attached as Exhibit C hereto (in addition to those already contemplated
                     ---------
by this Agreement) exercisable for that number of shares of Company Common Stock equal to the quotient of (i) 25% of the product of (A) the Displacement Amount multiplied by (B) the percentage set forth opposite such Purchaser's name on Exhibit A hereto, divided by (ii) the Conversion/Exercise Price; provided,
---------                                                        --------
however, that in no event shall the Company be required to  issue (X) in excess
-------
of 665,000 Warrant Shares pursuant to this Section 7(s) and (Y) to any Purchasers any Warrants pursuant to this Section 7(s) exercisable for an aggregate amount in excess of the product of (1) 665,000 Warrant Shares, multiplied by (2) the percentage set forth opposite such Purchaser's name on Exhibit A hereto (in the case of either (X) or (Y), subject to adjustment for stock splits, stock dividends and other similar transactions). The Company shall provide the Purchasers notice (pursuant to Section 7(g) hereof) of any exercise by the January Investors of their Option Rights, including, the amount of the Notes for which any such Option Rights have been exercised, no later than the Business Day immediately preceding the Closing Date, and the Purchasers shall exercise their Assigned Rights so that they can purchase as great a percentage as possible of the Initial Amount (and so that the Displacement Amount will be as small as possible).

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                      "COMPANY"

                                      GENUS, INC.



                                      By:
                                         ---------------------------------------
                                         Shum Mukherjee, Chief Financial Officer





                  [Signatures of Purchasers on Following Page]

                                    "PURCHASER"

                                    --------------------------------------------
                                     (print full legal name of Purchaser)


                                    By:
                                       -----------------------------------------
                                       (signature of authorized representative)


                                    Name:
                                         ---------------------------------------

                                    Its:
                                        ----------------------------------------

                                    Address:
                                            ------------------------------------

                                    Telephone:
                                              ----------------------------------

                                    Fax:
                                        ----------------------------------------

                                    Tax I.D. or SSN:
                                                    ----------------------------


                [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                    EXHIBIT A
                                    ---------


                             SCHEDULE OF PURCHASERS


NAME OF PURCHASERS  PRINCIPAL AMOUNT OF NOTES   NUMBER OF WARRANTS  % OF INITIAL AMOUNT
------------------  -------------------------   ------------------  -------------------
XXX                 $200,000                     70,422               3%
XXX                 $150,000                     52,816               2%
XXX                 $100,000                     35,211               1%
XXX                 $5,000,000                   1,760,563            67%
XXX                 $1,000,000                   352,112              13%
XXX                 $1,050,000                   369,718              14%

                                    EXHIBIT B
                                    ---------

                                  FORM OF NOTE

                                    EXHIBIT C
                                    ---------

                                 FORM OF WARRANT

                                    EXHIBIT D
                                    ---------

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT E
                                    ---------

                                  LEGAL OPINION

                                    EXHIBIT F
                                    ---------

                             SECRETARY'S CERTIFICATE

                                   SCHEDULE A
                                   ----------

                                WIRE INSTRUCTIONS

Bank Name:          Silicon Valley Bank
Beneficiary:        Genus, Inc.
Account Number:     XXX
ABA Number:         XXX
Bank Address:       3003 Tasman Drive
                    Santa Clara, California  95054
Contact:            XXX

                                   SCHEDULE B
                                   ----------

                    PARTIES TO ASSIGNMENT OF RIGHTS AGREEMENT

      Assignors               % of Outstanding Option Rights Assigned
-------------------------     ---------------------------------------
         XXX                   4.52%
         XXX                    .88%
         XXX                     .9%
         XXX                   5.74%
         XXX                  26.41%
         XXX                   13.2%